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                                                                    EXHIBIT 10.2

                                ADVANSTAR, INC.

                              AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN
                             ----------------------


     1.  Purpose.  The purpose of this Amended and Restated 1996 Stock Option
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Plan (the "Plan") is to amend and restate in its entirety the 1996 Stock Option
Plan, as amended, of Advanstar, Inc. (the "Company") and to encourage employees of the Company and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations"), and other individuals who render services to the Company or a Related Corporation, by providing opportunities to purchase stock in the Company pursuant to options granted hereunder ("Non-Qualified Options"). Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Administration of the Plan.
         --------------------------

       A.  Board or Committee Administration.  The Plan shall be administered by
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     the Board of Directors of the Company (the "Board") or, by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom Options may be granted; (ii) determine the time or times at which Options shall be granted; (iii) determine the exercise price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6; (iv) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (v) extend the period during which outstanding Options may be exercised; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. The Committee shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that Options granted hereunder are not treated as "incentive stock options" ("ISOs"). The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option
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     granted under it.

       B.  Committee Actions.  The Committee may select one of its members as
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     its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts by a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee (if consistent with applicable state law), shall constitute the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

       C.  Grant of Options to Board Members.  All grants of Options to members
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     of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of paragraph 2(A) above, members of the Board who either (i) are eligible to receive grants of Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Options.

       D. Performance-Based Compensation.  The Board, in its discretion, may
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     take such action as may be necessary to ensure that Options granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Options granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Options to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Options granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such
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     stock option or the disposition of Common Stock acquired pursuant to such stock option, to constitute Performance-Based Compensation.

     3.  Eligible Employees and Others.  Options may be granted to any employee,
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officer or director (whether or not also an employee) or consultant of the
Company or any Related Corporation. The granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Options.

     4.  Stock.  The stock subject to Options shall be authorized but unissued
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shares of Common Stock of the Company, par value $ 0.01 per share (the "Common
Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,811,124 (giving effect both to the 100-for-1 split of the Common Stock in May 1997 and the 2-for-1 split of the Common Stock in April 1999), subject to adjustment as provided in paragraph 13. If any Option granted under the Plan after April 1, 1999 shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall not again be available for grants of Options under the Plan.

     5.  Granting of Options.  Options may be granted under the Plan at any time
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on or after November 15, 1996 and prior to November 15, 2006.  The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

     6.  Minimum Option Price.
         --------------------

       A.  Price for Options.  Subject to Paragraph 2(D) (relating to compliance
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     with Section 162(m) of the Code), the exercise price per share of each
     Option granted under the Plan shall be the fair market value of the Common Stock of the Company on the date of grant, unless otherwise specified in the agreement relating to the grant of such Option; provided that in no event shall such exercise price be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

      B.  Reserved.
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      C.  Reserved.
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       D.  Determination of Fair Market Value.  If, at the time an Option is
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     granted under the Plan, the Company's Common Stock is publicly traded,
     "fair market value" shall be determined as of the date of grant or, if the prices or quotes
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     discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common
     Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7.  Option Duration.  Subject to earlier termination as provided in
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paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant.

     8.  Exercise of Option.  Subject to the provisions of paragraphs 9 through
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12, each Option granted under the Plan shall be exercisable as follows:

       A.  Vesting.  The Option shall either be fully exercisable on the date of
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     grant or shall become exercisable thereafter in such installments as the
     Committee may specify.

       B.  Full Vesting of Installments.  Once an installment becomes
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     exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

       C.  Partial Exercise.  Each Option or installment may be exercised at any
           ----------------
     time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

       D.  Acceleration of Vesting.  The Committee shall have the right to
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     accelerate the date on which any installment of any Option becomes exercisable.

     9.  Termination of Employment.  The termination of employment of an
         -------------------------
optionee shall cause such optionee's Options to terminate immediately unless otherwise specified in the agreement relating to the grant of such Options. Nothing in the Plan shall be deemed to give any optionee the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any
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bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence.

     10.  Death; Disability.
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       A.  Death.  If an optionee ceases to be employed by the Company and all
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     Related Corporations by reason of his or her death, any Option owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the Option or (ii) 365 days from the date of the optionee's death.

       B.  Disability.  If an optionee ceases to be employed by the Company and
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     all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any Option held by him or her on the date of termination of employment, to the extent of the number of shares with respect to which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of such Option or (ii) 365 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

     11.  Assignability.  Options shall not be transferable except to the extent
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set forth in the agreement relating thereto.

     12.  Terms and Conditions of Options.  Options shall be evidenced by
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instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including termination and cancellation provisions and restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  Adjustments.  Upon the occurrence of any of the following events, an
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optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

       A.  Stock Dividends and Stock Splits.  If the shares of Common Stock
           --------------------------------
     shall be subdivided or combined into a greater or smaller number of shares (excluding, for the purpose of this paragraph 13(A), the 100-for-1 split of the Common Stock in March 1997) or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

       B.  Consolidations or Mergers.  If the Company is to be consolidated with
           -------------------------
     or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the Committee or, if in the absence of action by the Committee, the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or
     (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

       C.  Recapitalization or Reorganization.  In the event of a
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     recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or
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                                     - 7 -

     she had exercised such Option prior to such recapitalization or reorganization.

      D.  Reserved.
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       E.  Dissolution or Liquidation.  In the event of the proposed dissolution
           --------------------------
     or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

       F.  Issuances of Securities.  Except as expressly provided herein, no
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     issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

       G.  Fractional Shares.  No fractional shares shall be issued under the
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     Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

       H.  Adjustments.  Upon the happening of any of the events described in
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     subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     14.  Means of Exercising Options.  An Option (or any part or installment
          ---------------------------
thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock
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                                     - 8 -

dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15.  Term and Amendment of Plan.  This Plan was adopted by the Board as of
          --------------------------
November 15, 1996. The Plan shall expire at the end of the day on November 15, 2006 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time. Except as otherwise provided in this paragraph 15, in no event may action of the Board alter or impair the rights of an optionee, without such optionee's consent, under any Option previously granted to such optionee.

     16.  Reserved.
          --------

     17.  Application Of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

     18.  Reserved.
          --------

     19.  Withholding of Additional Income Taxes.  Upon the exercise of an
          --------------------------------------
Option, the transfer of an Option pursuant to an arm's length transaction, the vesting or transfer of restricted stock or securities acquired on the exercise of a Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option (ii) the transfer of an Option, or (iii) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the optionee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the optionee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the optionee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

     20.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. The Committee shall not grant Options under the Plan unless the Company has complied with all applicable securities laws in connection with such grant.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the
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                                     - 9 -

income received by optionees in connection with the Plan.

     21.  Governing Law.  The validity and construction of the Plan and the
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instruments evidencing Options shall be governed by the laws of the State of
Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.